CLARION CMBS VALUE FUND, INC.


OFFICERS AND DIRECTORS

Frank L. Sullivan, Jr.
Chairman of the Board of Directors

Daniel Heflin
President, Chief Executive Officer and Director

Fredrick D. Arenstein
Treasurer, Compliance Officer and
Chief Financial Officer

Joanne Vitale
Secretary and Director

Robert Kopchains
Vice President

E. Robert Roskind
Director

Stephen Asheroff
Director

INVESTMENT ADVISER
         Clarion Capital, LLC
         335 Madison Avenue
         New York, NY  10017

ADMINISTRATOR
         The Bank of New York
         15 Broad Street
         New York, NY  10005

CUSTODIAN
         The Bank of New York
         15 Broad Street
         New York, NY  10005


                          CLARION CMBS VALUE FUND, INC.


                                  ANNUAL REPORT
                                OCTOBER 31, 2001

                         CLARION CMBS VALUE FUND, INC.
         c/o Clarion Capital / 335 Madison Avenue / New York, NY 10017
                               Tel. 212-883-2500


December 2001

CLARION CMBS VALUE FUND, INC.

Dear Shareholder,

Enclosed is the Annual Report for the Clarion CMBS Value Fund, Inc. (the "Fund"). This report covers the period from November 1, 2000 through October 31, 2001. The fund is a non-diversified, open-end, registered investment company that was initially capitalized on December 21, 1994 with the sale of 10,011,100 shares of common stock. As of October 31, 2001, the net asset value of the Fund was $143,169,986, which included investments in 35 commercial real estate debt securities, with a net investment value of $141,726,149 ($175,941,164 face amount) and investments in cash equivalents and other assets with a net investment value of $1,443,837.

For the twelve months ending October 31, 2001, the Fund generated a net total return of 11.82% compared to a return of 0.36% for the Credit Suisse Global High Yield index and 13.84% for the Lehman Brothers Aggregate Intermediate Index.

From a credit perspective, the average credit rating of the Fund is BB+ with 70% of the portfolio rated BBB or BB. The bonds in the portfolio are supported by nearly 6,000 commercial mortgage loans, providing diversification by property type, geographic region and borrower. The average mortgage origination date for all collateral loans is 1996, with a range of 1993 to 2001.

As a result of this seasoned pool of collateral, the Fund (with an average credit rating of BB+) boasts a weighted average subordination level of 19% - a level that is comparable to recently issued CMBS with a rating of AA. Taking into consideration the credit enhancement that the Fund receives from subordination (and ignoring the likely increases in the value of assets securing these mortgages) the Fund boasts a weighted average effective LTV of 59%.

As a result of this collateral performance, the Fund continues to outpace the market in earning rating agency upgrades. Over the past year, the Fund has received eight credit upgrades based on the credit quality of its underlying portfolio, and the Fund has never had a position downgraded. We believe that the Fund will benefit from a continued pattern of rating agency upgrades.

In summary, we continue to believe that the Clarion CMBS Value Fund is one of the most attractive investment vehicles available to investors in today's market.


Daniel Heflin
President and
Chief Executive Officer

The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Credit Suisse First Boston High Yield Index is designed to mirror the investible universe of the $US-denominated high yield debt market. The Index covers issues that must be $US-denominated straight corporate debt rated BBB+ or lower.

Unlike the returns of the Fund, the total returns of the Lehman Brothers Aggregate Index and the Credit Suisse First Boston High Yield Index do not include the adverse effects of shareholder transactions costs and fund operating expenses.



PERFORMANCE INFORMATION

  GROWTH IN VALUE OF A $10,000 INVESTMENT IN THE CLARION CMBS VALUE FUND, THE LEHMAN BROTHERS AGGREGATE INTERMEDIATE INDEX AND THE CREDIT SUISSE FIRST BOSTON
                                HIGH YIELD INDEX

                                  [LINE GRAPH]

       Value of $10,000
---------------------------------
Fund     LB Int Agg   CSFB Global
----     ----------   -----------

$10,000   $10,000     $10,000
$10,171   $10,184     $10,105
$10,421   $10,412     $10,354
$10,512   $10,468     $10,471
$10,655   $10,604     $10,703
$11,096   $10,928     $11,005
$11,199   $10,998     $11,077
$11,147   $11,006     $11,249
$11,262   $11,110     $11,281
$11,389   $11,197     $11,410
$11,569   $11,313     $11,537
$11,772   $11,454     $11,591
$11,968   $11,582     $11,738
$12,069   $11,678     $11,962
$11,900   $11,556     $12,025
$11,854   $11,503     $11,992
$11,831   $11,465     $12,057
$11,877   $11,448     $12,155
$11,994   $11,582     $12,182
$12,052   $11,620     $12,291
$12,230   $11,626     $12,425
$12,385   $11,800     $12,639
$12,754   $12,016     $12,745
$13,085   $12,180     $12,944
$13,058   $12,107     $13,196
$13,084   $12,170     $13,293
$13,306   $12,200     $13,543
$13,276   $12,105     $13,391
$13,618   $12,266     $13,510
$13,834   $12,374     $13,782
$14,143   $12,499     $13,969
$13,892   $12,746     $14,265
$13,891   $12,694     $14,342
$14,258   $12,847     $14,626
$14,495   $12,989     $14,625
$14,488   $13,022     $14,729
$14,500   $13,132     $14,863
$14,804   $13,289     $15,115
$14,814   $13,293     $15,233
$14,942   $13,341     $15,309
$14,869   $13,411     $15,424
$15,022   $13,506     $15,470
$15,154   $13,584     $15,503
$15,170   $13,640     $15,611
$15,276   $13,819     $14,551
$15,412   $14,094     $14,550
$14,719   $14,077     $14,260
$14,519   $14,106     $14,983
$14,682   $14,164     $14,949
$14,807   $14,251     $15,089
$14,642   $14,103     $15,058
$14,765   $14,204     $15,195
$14,866   $14,257     $15,531
$14,994   $14,159     $15,363
$14,980   $14,145     $15,371
$14,972   $14,094     $15,378
$14,984   $14,100     $15,241
$15,166   $14,275     $15,124
$15,175   $14,331     $15,050
$15,219   $14,346     $15,255
$15,329   $14,303     $15,439
$15,318   $14,220     $15,377
$15,695   $14,357     $15,473
$16,035   $14,510     $15,241
$16,021   $14,496     $15,218
$16,122   $14,511     $14,974
$16,471   $14,792     $15,310
$16,656   $14,897     $15,454
$16,977   $15,096     $15,557
$17,129   $15,243     $15,414
$17,313   $15,331     $14,935
$17,676   $15,550     $14,346
$17,708   $15,824     $14,635
$17,954   $16,078     $15,512
$18,192   $16,205     $15,669
$18,312   $16,314     $15,357
$18,113   $16,301     $15,198
$18,225   $16,399     $15,502
$18,367   $16,448     $15,262
$18,857   $16,771     $15,425
$19,130   $16,933     $15,641
$18,922   $17,187     $14,655
$19,360   $17,452     $14,989
$19,086   $17,280     $15,474


                                                       ONE YEAR ENDED        FIVE YEARS ENDED         INCEPTION TO
                                                      OCTOBER 31, 2001     OCTOBER 31, 2001 (A)   OCTOBER 31, 2001 (B)
                                                      ----------------     --------------------   --------------------
Clarion CMBS Value Fund, Inc.                               11.82%                 8.70%                 10.15%
Lehman Brothers Aggregate Intermediate Index                13.84%                 7.75%                  8.49%
Credit Suisse First Boston High Yield Index                  0.37%                 3.30%                  6.10%

(a)  Average annual total return

(b) Average annual total return from commencement of Fund operations (December 21, 1994)

"Total Return" is calculated including reinvestment of all dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

CLARION CMBS VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001


                                                                                               FACE
                                                                                               AMOUNT               VALUE (A)
-------------------------------------------------------------------------------------------------------------------------------
SECURITIES (98.99%)
-------------------------------------------------------------------------------------------------------------------------------
Banc of America Commercial Mortgage Inc.,
     2000-2 Class J 7.000%, 8/15/10 (b)                                                     $ 2,000,000            $ 1,703,478
Bear Stearns Commercial Mortgage Securities, Inc.,
     2001 Class E 8.388%, 2/12/06 (b)                                                         2,000,000              2,119,084
CBM Funding Corp.,
     1996-1 Class D 8.645%, 2/1/08                                                              960,000              1,062,675
Chase Commercial Mortgage Securities Corp.,
     1997-2 Class F 6.600%, 8/19/12 (b)                                                       5,800,000              4,765,274
Chase Commercial Mortgage Securities Corp.,
     1998-2 Class F 6.390%, 7/18/13 (b)                                                       7,000,000              5,681,795
CS First Boston Mortgage Securities Corp.,
     1995-WF1 Class E 8.275%, 12/21/27 (b)                                                    2,000,000              2,051,886
CS First Boston Mortgage Securities Corp.,
     2001-CK3 Class A3 6.400%, 10/15/10                                                       5,000,000              5,316,655
CS First Boston Mortgage Securities Corp. & DLJ Mortgage Acceptance Corp.,
     REMIC 1995-T1 Class D 8.370%, 1/25/05 (b)                                                5,839,000              5,653,787
CS First Boston Mortgage Securities Corp. & DLJ Mortgage Acceptance Corp.,
     REMIC 1995-T1 Class E 8.370%, 1/25/05 (b)                                               11,087,000              9,805,675
CS First Boston Mortgage Securities Corp. & DLJ Mortgage Acceptance Corp.,
     REMIC 1995-T1 Class F 8.370%, 1/25/05 (b) (c)                                            9,139,184              2,781,200
COMM Commercial Mortgage Pass-Through Certificates,
     1999-1 Class G 5.645%, 11/15/08 (b)                                                      4,000,000              3,168,904
DLJ Commercial Mortgage Corp.,
     1998-CF1 Class B3 7.600%, 6/15/10 (b)                                                   10,000,000              8,477,760
DLJ Commercial Mortgage Corp.,
     1998-CF1 Class B4 7.600%, 1/15/13 (b)                                                    2,100,000              1,721,918
DLJ Commercial Mortgage Corp.,
     1999-CG1 Class B4 5.750%, 2/10/09 (b)                                                    8,200,000              6,467,988
Federal Deposit Insurance Corp.,
     REMIC Trust 1994-C1 Class IIE 8.700%, 9/25/25                                            3,035,390              3,035,390
First Union Lehman Brothers Commercial Mortgage Corp.,
     1997-C2 Class G 7.500%, 6/18/17                                                          7,900,000              6,074,515
GMAC Commercial Mortgage Securities Inc.,
     1997-C1 Class G 7.414%, 11/15/11                                                        10,000,000              7,530,290
J.P. Morgan Commercial Mortgage Finance Corp.,
     1996-C3 Class E 8.238%, 4/25/28                                                            500,000                540,280
LB Commercial Conduit Mortgage Trust,
     1996-C2 Class E 7.936%, 9/25/06                                                          1,944,050              2,062,962
LB Commercial Conduit Mortgage Trust,
     1998-C4 Class J 5.600%, 9/15/14 (b)                                                      9,000,000              4,552,731
LB UBS Commercial Mortgage Trust,
     2000-C3 Class H 7.585%, 2/15/10 (b)                                                      4,091,000              3,641,849
LB UBS Commercial Mortgage Trust,
     2000-C3 Class J 7.585%, 2/15/10 (b)                                                      4,000,000              3,488,000


                       See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001


                                                                                                FACE
                                                                                                AMOUNT               VALUE (A)
-------------------------------------------------------------------------------------------------------------------------------
SECURITIES (Continued)
-------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors Inc.,
     1995-C2 Class D 7.802%, 6/15/21                                                          $ 662,895              $ 705,072
Mortgage Capital Funding, Inc.,
     1995-MC1 Class A4 8.350%, 5/25/27                                                        4,575,500              4,678,449
Mortgage Capital Funding, Inc.,
     1997-MC1 Class F 7.452%, 5/20/07 (b)                                                     3,500,000              3,133,494
Mortgage Capital Funding, Inc.,
     1997-MC2 Class F 7.214%, 11/20/07 (b)                                                    7,000,000              6,238,519
Mortgage Capital Funding, Inc.,
     1998-MC1 Class H 7.060%, 2/18/08 (b)                                                     3,250,000              2,971,680
Mortgage Capital Funding, Inc.,
     1998-MC1 Class J 6.000%, 2/18/08 (b)                                                     3,944,000              3,323,246
Nationsbank Commercial Mortgage Pass-Through Certificates,
     1996-FS1 Class E 8.730%, 10/20/23 (b)                                                    5,000,000              5,102,325
Nationslink Funding Corp.,
     1998-1, Class F 7.050%, 2/20/08 (b)                                                      5,000,000              4,389,890
Prudential Securities Secured Financing Corp.,
     1998-C1 Class A1B 6.506%, 7/15/08                                                        6,500,000              6,950,600
Prudential Securities Secured Financing Corp.,
     1998-C1 Class J 7.384%, 5/15/13 (b)                                                      2,000,000              1,437,994
Resolution Trust Corp.,
     1994-C2 Class G 8.000%, 4/25/25                                                          3,734,839              3,800,725
Resolution Trust Corp.,
     1995-C2 Class F 7.000%, 5/25/27                                                          2,350,590              2,357,230
Southern Pacific Thrift and Loan Association,
     1996-C1 Class F 6.552%, 4/25/28 (b)                                                      6,578,000              4,932,829
-------------------------------------------------------------------------------------------------------------------------------
TOTAL SECURITIES (98.99%)
      (COST $138,456,406) (D)                                                                                      141,726,149
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET OF LIABILITIES (1.01%)                                                                             1,443,837
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100.00%)                                                                                             $ 143,169,986
===============================================================================================================================


(a)  See Note A to Financial Statements.

(b) 144A Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities at October 31, 2001 was $97,611,306 or 68.18% of net assets. See Note A5.

(c)  Security is deemed illiquid at October 31, 2001.

(d) The cost for federal income tax purposes was $138,456,406. At October 31, 2001 net unrealized appreciation for all securities based on tax cost was $3,269,743. This consisted of aggregate gross unrealized appreciation for all securities of $7,618,122 and aggregate gross unrealized depreciation for all securities of $4,348,379.


                       See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001



--------------------------------------------------------------------------------------------------------------
ASSETS
    Investments, at Cost                                                                        $ 138,456,406
                                                                                            ==================
    Investments, at Value                                                                       $ 141,726,149
    Cash                                                                                            1,637,219
    Interest Receivable                                                                             1,006,748
    Paydown Receivable                                                                                 64,629
    Other Assets                                                                                       30,255
--------------------------------------------------------------------------------------------------------------
        Total Assets                                                                              144,465,000
--------------------------------------------------------------------------------------------------------------
LIABILITIES
    Dividend Payable                                                                                  989,329
    Accrued Advisory Fee - Note B                                                                     226,769
    Other Accrued Expenses                                                                             78,916
--------------------------------------------------------------------------------------------------------------
        Total Liabilities                                                                           1,295,014
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $ 143,169,986
==============================================================================================================
NET ASSETS CONSIST OF:
    Paid in Capital                                                                               141,150,136
    Undistributed Net Investment Income                                                               107,136
    Accumulated Net Realized Loss                                                                  (1,357,029)
    Unrealized Appreciation                                                                         3,269,743
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $ 143,169,986
==============================================================================================================
CLASS X SHARES
NET ASSETS                                                                                      $ 107,251,155
COMMON STOCK
    Shares Issued and Outstanding, ($0.01 par value) (Authorized 250,000,000)                      12,146,515
    Net Asset Value Per Share                                                                          $ 8.83
==============================================================================================================
CLASS A SHARES
NET ASSETS                                                                                       $ 35,918,831
COMMON STOCK
    Shares Issued and Outstanding, ($0.01 par value) (Authorized 250,000,000)                       4,068,656
    Net Asset Value Per Share                                                                          $ 8.83
==============================================================================================================


                       See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001


------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Interest                                                                            $ 11,441,740
------------------------------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees - Note B                                                      $ 839,567
     Administrative Fees - Note C                                                              71,177
     Insurance                                                                                 38,069
     Custodian Fees - Note D                                                                   33,127
     Audit Fees                                                                                19,561
     Transfer Agent Fees                                                                       18,184
     Directors' Fees - Note F                                                                   4,712
     Other                                                                                     12,893
------------------------------------------------------------------------------------------------------
          Total Expenses                                                                    1,037,290
------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      10,404,450
------------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS                                                            1,145,608
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                                        2,820,552
------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                                                     3,966,160
------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $ 14,370,610
======================================================================================================


                       See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                   YEAR                         YEAR
                                                                                  ENDED                        ENDED
                                                                             OCTOBER 31, 2001             OCTOBER 31, 2000
                                                                             ----------------             ----------------

-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
     Net Investment Income                                                    $  10,404,450                $   8,412,696
     Net Realized Gain (Loss)                                                     1,145,608                     (910,239)
     Net Change in Unrealized Appreciation (Depreciation)                         2,820,552                    5,811,715
-------------------------------------------------------------------------------------------------------------------------
         Net Increase in Net Assets Resulting from Operations                    14,370,610                   13,314,172
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
     Net Investment Income - Class X Shares                                      (8,427,000)                  (8,364,589)
     Net Investment Income - Class A Shares                                      (1,918,421)                          --
-------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                                      (10,345,421)                  (8,364,589)
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
Issued   - Regular - Class X                                                             --                           --
Issued   - Regular - Class A                                                     35,112,000                           --
            - In Lieu of Cash Distributions - Class X                                49,201                       61,840
            - In Lieu of Cash Distributions - Class A                               236,625                            -
Redeemed - Class X                                                                   (7,560)                    (506,608)
Redeemed - Class A                                                                       --                           --
-------------------------------------------------------------------------------------------------------------------------
         Net Increase (Decrease) from Capital Share Transactions                 35,390,266                     (444,768)
-------------------------------------------------------------------------------------------------------------------------
     Total Increase                                                              39,415,455                    4,504,815
Net Assets:
     Beginning of Year                                                          103,754,531                   99,249,716
-------------------------------------------------------------------------------------------------------------------------
     End of Year (including undistributed net investment
     income of $107,136 and $48,107, respectively)                            $ 143,169,986                $ 103,754,531
=========================================================================================================================
(1) Shares Issued and Redeemed:
Class X
Shares Issued     - Regular                                                              --                           --
                  - In Lieu of Cash Distributions                                     5,647                        7,488
Shares Redeemed                                                                        (721)                     (61,201)
-------------------------------------------------------------------------------------------------------------------------
                                                                                      4,926                      (53,713)
=========================================================================================================================
(1) Shares Issued and Redeemed:
Class A
Shares Issued     - Regular                                                       4,041,450                           --
                  - In Lieu of Cash Distributions                                    27,206                           --
Shares Redeemed                                                                          --                           --
-------------------------------------------------------------------------------------------------------------------------
                                                                                  4,068,656                           --
=========================================================================================================================


                        See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2001


----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net increase in net assets from operations                                                                $ 14,370,610
     Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
          Purchase of securities                                                                               (116,742,379)
          Proceeds from sale of securities                                                                       80,103,614
          Net decrease in short-term securities                                                                   1,743,000
          Principal paydowns                                                                                        284,392
          Increase in interest receivable                                                                          (202,331)
          Decrease in accrued expenses                                                                               (2,190)
          Unrealized appreciation on investments                                                                 (2,820,552)
          Net realized gain on investments                                                                       (1,145,608)
          Increase in other assets                                                                                  (29,768)
----------------------------------------------------------------------------------------------------------------------------
            Net Cash Used in Operating Activities                                                               (24,441,212)
----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES: *
     Cash Subscriptions Received                                                                                 35,112,000
     Cash Distributions Paid                                                                                     (9,070,266)
     Cash Redemptions Paid                                                                                           (7,560)
----------------------------------------------------------------------------------------------------------------------------
            Net Cash Provided by Financing Activities                                                            26,034,174
----------------------------------------------------------------------------------------------------------------------------
Net Increase in Cash                                                                                              1,592,962
CASH AT BEGINNING OF YEAR                                                                                            44,257
----------------------------------------------------------------------------------------------------------------------------
CASH AT END OF YEAR                                                                                             $ 1,637,219
============================================================================================================================


* Non-cash financing activities not included herein consist of reinvestment of dividends of $285,826.


                        See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE
FOR A CLASS X SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                            YEAR           YEAR           YEAR            YEAR            YEAR
                                                            ENDED          ENDED          ENDED           ENDED          ENDED
                                                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                                            2001           2000           1999            1998          1997 (1)

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $ 8.55         $ 8.14         $ 8.58          $ 9.66         $ 9.25
--------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income                                    0.70           0.69           0.70            0.68           0.81
     Net Realized and Unrealized Gain (Loss)                  0.27           0.41          (0.45)          (0.52)          0.40
--------------------------------------------------------------------------------------------------------------------------------
           Total from Investment Operations                   0.97           1.10           0.25            0.16           1.21
--------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                   (0.69)         (0.69)         (0.69)          (0.68)         (0.80)
     Net Realized Gain                                          --             --             --           (0.27)            --
     Return of Capital                                          --             --             --           (0.29)            --
--------------------------------------------------------------------------------------------------------------------------------
           Total Distributions                               (0.69)         (0.69)         (0.69)          (1.24)         (0.80)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $ 8.83         $ 8.55         $ 8.14          $ 8.58         $ 9.66
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
     Net Asset Value (2) (3)                                11.82%         14.08%          3.10%           1.55%         13.65%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (Thousands)                      $ 107,251      $ 103,755       $ 99,250       $ 103,743      $ 112,614
Ratio of Net Expenses to Average Net Assets                  0.79%          0.80%          0.80%           0.80%          0.79%
Ratio of Net Investment Income to Average Net Assets         8.03%          8.34%          8.40%           7.42%          8.56%
Ratio of Voluntary Waived Fees and Expenses
     Assumed by the Adviser to Average Net Assets            0.00%          0.00%          0.15%           0.13%          0.10%
Portfolio Turnover Rate                                        63%            45%            29%              6%            42%
--------------------------------------------------------------------------------------------------------------------------------


(1) Effective July 21, 1997, Clarion Capital became the investment adviser to the Fund.

(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested at net asset value.

(3) Total return would have been lower had certain fees not been waived during the periods.


                        See Notes to Financial Statements.

CLARION CMBS VALUE FUND, INC.
FINANCIAL HIGHLIGHTS

PER SHARE OPERATING PERFORMANCE
FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                               PERIOD
                                                                                                                ENDED
                                                                                                              OCTOBER 31,
                                                                                                               2001 (1)

-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                           $ 8.63
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
     Net Investment Income                                                                                       0.58
     Net Realized and Unrealized Gain                                                                            0.20
-------------------------------------------------------------------------------------------------------------------------
           Total from Investment Operations                                                                      0.78
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income                                                                                      (0.58)
     In Excess of Net Investment Income                                                                             -
     Net Realized Gain                                                                                              -
     Return of Capital                                                                                              -
-------------------------------------------------------------------------------------------------------------------------
           Total Distributions                                                                                  (0.58)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                 $ 8.83
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN
     Net Asset Value (2)                                                                                        9.32% (4)
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                                                                        $ 35,919
Ratio of Net Expenses to Average Net Assets                                                                     0.85% (3)
Ratio of Net Investment Income to Average Net Assets                                                            8.19% (3)
Portfolio Turnover Rate                                                                                           63%
-------------------------------------------------------------------------------------------------------------------------


(1)  Class A Shares were first issued on January 2, 2001.

(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during the period, and assumes dividends and distributions, if any, were reinvested at net asset value.

(3)  Annualized.

(4)  Not annualized.


                        See Notes to Financial Statements.

                          CLARION CMBS VALUE FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS


The Clarion CMBS Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. Prior to July 8, 1999, the Fund was registered as a closed-end management investment company. The objective of the Fund is to provide high current income by investing primarily in commercial mortgage-backed securities.

The Fund's common stock is not registered under the Securities Act of 1933. The Fund has two classes of shares, Class A and Class X. Class A Shares are offered on a private placement basis only. Class X Shares are owned by investors who purchased their interests in the Fund at the time the Fund was a closed-end Fund. Class A Shares were first issued on January 2, 2001.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

              1. SECURITY VALUATION: Fixed income securities' valuations are based on information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities and various relationships between securities. The value of securities are determined in good faith at fair value using methods approved by the Board of Directors. These prices may differ from the value that would have been used had a broader market for the securities existed and the differences could be material to the financial statements. As of October 31, 2001, all securities valuations were based on fair value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value.


              2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

              3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Fund's custodian takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

              4. DISTRIBUTIONS TO SHAREHOLDERS: The Fund will distribute substantially all of its net investment income monthly. Any net realized capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. Under the Fund's Automatic Dividend Reinvestment Plan, all dividends and capital gain distributions are automatically reinvested in additional shares at net asset value. Shareholders who do not elect to participate in such Plan will receive their dividends and distributions in cash unless the Board of Directors elects to pay such distributions in shares of the Fund's common stock.

                          CLARION CMBS VALUE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

              The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

              5. RESTRICTED SECURITIES: The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

              6. OTHER: Security transactions are accounted for on the trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on an accrual basis. Interest income, common expenses of the Fund and gains/losses on investments are allocated to both classes of the Fund based on respective daily net assets of each class. Neither class has preferential dividend rights.

B. ADVISORY SERVICES: For the year ended October 31, 2001, Clarion Capital, LLC provided investment advisory services to the Fund at a fee calculated at an annual rate of 0.65% of the Fund's average monthly net assets. Effective December 1, 2001, the Advisor has agreed to reduce its fee to 0.63% of the Fund's average monthly net assets and to further waive its fee to the extent necessary to limit the Fund's total expenses to 0.80% of average net assets.

C. ADMINISTRATION SERVICES: Prior to May 1, 2001, State Street Bank and Trust Company ("State Street") provided limited administration services to the Fund in accordance with the administration agreement. Effective May 1, 2001, the administration agreement with State Street was terminated and The Bank of New York was engaged by the Fund to provide administrative services.

D. CUSTODIAN: Prior to May 1, 2001, State Street Kansas City served as custodian for the Fund's assets held in accordance with the custodian agreement. Effective May 1, 2001, the custodian agreement with State Street Kansas City was terminated and The Bank of New York was engaged by the Fund to serve as custodian.

E. PURCHASES AND SALES: For the year ended October 31, 2001 the Fund made purchases of $116,742,379 and sales of $80,103,614 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities during the period.

F. DIRECTORS FEES: Each Director, who is not an officer or affiliated person, receives $1,500 per annum plus $250 per meeting attended.

G. OTHER: At October 31, 2001, 99.5% of total shares outstanding were held by 4 record shareholders.

H. CAPITAL LOSS CARRYFORWARD: At October 31, 2000, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

            October 31, 2007...................           $  446,790
            October 31, 2008...................              910,239
                                                          ----------
                                                          $1,357,029
                                                          ==========

For the year ended October 31, 2001, the Fund utilized capital loss carryforwards of $1,145,608.

I. AUDIT GUIDE: Due to the issuance of the AICPA Audit and Accounting Guide for Investment Companies effective for fiscal years beginning after December 15, 2000, the Fund will be required to amortize all bond discounts and premiums and to record all paydown gains and losses to investment income for book purposes. Such adjustments will not impact the net assets or distributions of the Fund. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of
Clarion CMBS Value Fund, Inc.
                             -

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clarion CMBS Value Fund, Inc. (the "Fund") at October 31, 2001, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the two years in the period ended October 31, 1998 were audited by other independent accountants whose report dated November 19, 1998 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
New York, New York
December 13, 2001